Exhibit 10.5G
CHS LONG TERM INCENTIVE PLAN
Fiscal 2018-Fiscal 2020 Plan Appendix

Fiscal 2018-2020 RETURN ON INVESTED CAPITAL GOALS

Note: Compensation earned for any Performance Period is mathematically interpolated when performance results occur between the three ROIC Performance Targets.

RETURN ON INVESTED CAPITAL EXPLANATION

*Funded Debt is the average of the funded debt at the beginning of Fiscal Year 2018 and at the end of Fiscal Year 2020, and Equity is the equity at the beginning of Fiscal Year 2018.